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                                                                     Exhibit 4.1
                                                                     -----------

TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

                             SINTER METALS, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN CITY OF NEW YORK, NEW YORK OR IN PITTSBURGH, PENNSYLVANIA

CLASS A COMMON STOCK                            CUSIP 82934Q 10 1
                                       SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

        FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $.001 PER SHARE

Sinter Metals, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar of the Corporation.

DATED:

SECRETARY                                       CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED
     MELLON SECURITIES TRUST COMPANY
     (PITTSBURGH, PENNSYLVANIA AND NEW YORK, NEW YORK)

                                TRANSFER AGENT AND REGISTRAR

By

                                AUTHORIZED SIGNATURE

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                             SINTER METALS, INC.


Sinter Metals, Inc. will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights.

For Value received, ____________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFICATION NUMBER OF ASSIGNEE

[                                           ]_________________________________

______________________________________________________________________________
                  Please print or typewrite name and address
                    including postal zip code of assignee

______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________ of the Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint


______________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________________________________________________

                                                   ____________________________

In Presence of

_________________________________